                                                                    EXHIBIT 99.2
                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

                  THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of December 15, 2004 between PNC BANK, NATIONAL ASSOCIATION (the
"Seller") and CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC. (the "Purchaser").

                  The Seller intends to sell and the Purchaser intends to
purchase certain multifamily and commercial mortgage loans (the "Mortgage
Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund
(the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of
December 1, 2004, among the Purchaser, as depositor, Midland Loan Services,
Inc., as master servicer (the "Master Servicer"), Lennar Partners, Inc., as special servicer (the "Special Servicer") and Wells Fargo Bank, N.A., as trustee
(the "Trustee"). Capitalized terms used herein (including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and Servicing Agreement.

                  Now, therefore, in consideration of the premises and the
mutual agreements set forth herein, the parties agree as follows:

                  SECTION 1.        Agreement to Purchase.

                  The Seller agrees to sell, and the Purchaser agrees to
purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The
Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $118,334,011.44 (the "PNC
Bank Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The PNC
Bank Mortgage Loan Balance, together with the aggregate principal balance of the
Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool
Balance") of $1,030,490,079 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on December 22, 2004 or such other date as shall be mutually acceptable to the parties to this Agreement
(the "Closing Date"). The consideration (the "Aggregate Purchase Price") for the
Mortgage Loans shall consist of an amount equal to (i) 103.1559% of the PNC Bank
Mortgage Loan Balance as of the Cut-off Date, plus (ii) $365,797.90, which amount represents the amount of interest accrued on the PNC Bank Mortgage Loan
Balance at, in the case of the portion thereof attributable to each Mortgage
Loan, the related Net Mortgage Rate for the period from and including the
Cut-off Date up to but not including the Closing Date.

                  The cash component of the Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

                  The Purchaser hereby directs the Seller to deliver, and the
Seller shall deliver, the Closing Date Deposit (in the amount of $19,147.67) to the Master Servicer on the Closing Date. The Closing Date Deposit shall be delivered to the account specified by the Master Servicer by wire transfer of immediately available funds.

                  SECTION 2.        Conveyance of Mortgage Loans.

                  (a) Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction or waiver of the other conditions to closing that are for the benefit of the Seller (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Aggregate Purchase Price), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds and all of the Seller's right, title and interest in and to the Closing Date Deposit.

                  (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

                  (c) No later than the Closing Date, the Seller shall, on
behalf of the Purchaser, deliver to the Trustee (with a copy to the Master
Servicer and the Special Servicer within ten Business Days of the Closing Date), the documents and instruments specified below with respect to each Mortgage Loan
(each a "Mortgage File"). All Mortgage Files so delivered will be held by the
Trustee in escrow for the benefit of the Seller at all times prior to the
Closing Date. Each Mortgage File shall contain the following documents:

                      (i) the original executed Mortgage Note including any
         power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage Trust
         2004-C2, Commercial Mortgage Pass-Through Certificates, Series 2004-C2
         or in blank (or a lost note affidavit and indemnity with a copy of such
         Mortgage Note attached thereto);

                      (ii) an original or copy of the Mortgage, together with
         any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                      (iii) an original or copy of any related Assignment of
         Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case
         (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                      (iv) an original executed assignment, in recordable form
         (except for any missing recording information and, if delivered in blank, the name of the assignee), of (A) the Mortgage, (B) any related
         Assignment of Leases (if such item is a document separate from the
         Mortgage) and (C) any other recorded document relating to the Mortgage
         Loan otherwise included in the Mortgage File, in favor of Wells Fargo
         Bank, N.A., as trustee for the registered holders of Citigroup
         Commercial Mortgage Trust 2004-C2, Commercial Mortgage Pass-Through
         Certificates, Series 2004-C2, or in blank;

                      (v) an original assignment of all unrecorded documents
         relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above), in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage
         Trust 2004-C2, Commercial Mortgage Pass-Through Certificates, Series
         2004-C2, or in blank;

                      (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

                      (vii) the original or a copy of the policy or certificate
         of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment
         (which may be a pro forma policy or marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

                      (viii) any filed copies (bearing evidence of filing) or
         other evidence of filing reasonably satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such
         Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing
         Statements prior to the Closing Date) and, if there is an effective UCC
         Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing
         Statements, an original UCC Financing Statement assignment, in form suitable for filing in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2004-C2,
         Commercial Mortgage Pass-Through Certificates, Series 2004-C2, as
         assignee, or in blank;

                      (ix) an original or a copy of (A) any Ground Lease and (B)
         any loan guaranty, indemnity, ground lessor estoppel or environmental insurance policy or lease enhancement policy;

                      (x) any intercreditor, co-lender or similar agreement
         relating to permitted debt of the Mortgagor; and

                      (xi) copies of any loan agreement, escrow agreement,
         security agreement or letter of credit relating to a Mortgage Loan.

                  (d) The Seller, at its own cost and expense, shall retain an
Independent third party (the "Recording/Filing Agent") that shall, as to each
Mortgage Loan, promptly (and in any event, as to any Mortgage Loan, within 90 days following the latest of (i) the Closing Date and (ii) the delivery of the related Mortgage(s), Assignment(s) of Leases, recordable documents, and UCC
Financing Statements to the Trustee complete (if and to the extent necessary)
and cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment of Mortgage, assignment of Assignment of Leases and assignment of any other recordable documents relating to each such Mortgage
Loan, in favor of the Trustee referred to in Sections 2(c)(iv)(A), (B) and (C)
and each assignment of a UCC Financing Statement in favor of the Trustee and so delivered to the Trustee and referred to in Sections 2(c) (viii). The Seller shall cause the recorded original of each such assignment of recordable documents to be delivered to the Trustee or its designee following recording, and shall cause the file copy of each such UCC Financing Statement to be delivered to the Trustee or its designee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Seller or the
Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original, which shall be delivered to the Trustee or its designee. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter cause the same to be duly recorded or filed, as appropriate. The
Seller shall be responsible for the out-of-pocket costs and expenses of the
Recording/Filing Agent in connection with its performance the recording, filing and delivery obligations contemplated above.

                  (e) All documents and records (except draft documents,
attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller)
relating to, and necessary for the servicing and administration of, each
Mortgage Loan and in the Seller's possession that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

                  (f) The Seller shall take such actions as are reasonably
necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.
Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the
Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the Master Servicer.

                  SECTION 3.        Representations, Warranties and Covenants
                                    of Seller.

                  (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                      (i) The Seller is a national banking association organized and validly existing and in good standing under the laws of the United
         States of America and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

                      (ii) This Agreement has been duly and validly authorized,
         executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the
         Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors'
         rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this
         Agreement which purport to provide indemnification from liabilities under applicable securities laws;

                      (iii) The execution and delivery of this Agreement by the
         Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition
         (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

                      (iv) The Seller is not in default with respect to any
         order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the

         Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

                      (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the
         Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement
         (except to the extent such consent has been obtained);

                      (vi) No consent, approval, authorization or order of any
         court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

                      (vii) No litigation is pending or, to the Seller's
         knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this
         Agreement or materially and adversely affect the performance by the
         Seller of its obligations under this Agreement; and

                      (viii) Under generally accepted accounting principles
         ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the
         Mortgage Loans to the Purchaser in exchange for consideration consisting of the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the
         Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage
         Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

                  (b) The Seller hereby makes, on the date hereof and on the
Closing Date, the representations and warranties contained in Schedule I and
Schedule II hereto with respect to each Mortgage Loan, for the benefit of the
Purchaser and the Trustee (for the benefit of the Certificateholders), which representations and warranties are subject to the exceptions set forth on
Schedule III.

                  (c) If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement
relating to a Mortgage Loan, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the
REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or
Breach, provided the Seller receives such notice in a timely manner), if such
Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual losses and any Additional Trust
Fund Expenses directly resulting therefrom or, if such Document Defect or Breach
(other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i)
repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period, or (ii) substitute a Qualified Substitute
Mortgage Loan for such affected Mortgage Loan not later than the end of such
90-day period (and in no event later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any
Substitution Shortfall Amount in connection therewith; provided, however, that, if Document Defect or Breach is capable of being cured but not within such
90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, then unless such Document Defect or Breach would cause the Mortgage Loan not to be a
Qualified Mortgage, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute for the related
Mortgage Loan); and provided, further, that with respect to such additional
90-day period the Seller shall have delivered an officer's certificate to the
Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to a Mortgage Note,
Mortgage, title insurance policy, Ground Lease or any letter of credit) shall be considered to materially and adversely affect the value of the related Mortgage
Loan or the interests of the Certificateholders therein unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related
Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the related Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the related Mortgage Loan or for any immediate significant servicing obligations. For a period of two years from the
Closing Date, so long as there remains any Mortgage File relating to a Mortgage
Loan as to which there is an uncured Document Defect, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such
Document Defect remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in paragraph 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage Loan if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

                  (d) If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is a
Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other
Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to each other
Crossed Loan in the Crossed

Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related
Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase
Criteria and satisfy all other criteria for substitution or repurchase, as applicable, of Mortgage Loans set forth herein or in the Pooling and Servicing
Agreement. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document
Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any
Appraisal required to be obtained by the Master Servicer to determine if the
Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). To the extent that the Seller is required to purchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the
Purchaser continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including, with respect to the Purchaser, the Primary Collateral securing the Crossed Loans still held by the Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary
Collateral.

                  If the exercise of remedies by one party would materially
impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the
Seller and the Purchaser shall forbear from exercising such remedies until the
Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an
Opinion of Counsel that such modification shall not cause an Adverse REMIC
Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

                  (e) In connection with any permitted repurchase or
substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the
Purchase Price or Substitution Shortfall Amount(s), as applicable, in the
Certificate Account, and the delivery of the Mortgage File(s) and the Servicing
File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian
and the Master Servicer, respectively, if applicable, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable,
(ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer
shall each tender to the

Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the Master Servicer and the Special Servicer
shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loans.

                  (f) Without limiting the remedies of the Purchaser, the
Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

                  SECTION 4. Representations and Warranties of the Purchaser. In
order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

                  (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The
Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the
Trustee.

                  (b) This Agreement has been duly and validly authorized,
executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (c) Except as may be required under federal or state
securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                  (d) None of the acquisition of the Mortgage Loans by the
Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the Purchaser's articles of association or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (iii) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

                  (e) Under GAAP and for federal income tax purposes, the
Purchaser will report the transfer of the Mortgage Loans by the Seller to the
Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of the Aggregate Purchase Price.

                  (f) There is no action, suit, proceeding or investigation
pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

                  (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                  SECTION 5. Closing. The closing of the sale of the Mortgage
Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood
LLP, New York, New York on the Closing Date.

                  The Closing shall be subject to each of the following
conditions:

                  (a) All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in
Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

                  (b) The Pooling and Servicing Agreement (to the extent it
affects the obligations of the Seller hereunder) and all documents specified in
Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the
Initial Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                  (c) The Seller shall have delivered and released to the
Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the
Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

                                       10

                  (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall each have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                  (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing
Date; and

                  (f) A letter from the independent accounting firm of Ernst &
Young LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and
Prospectus Supplement, respectively.

                  Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

                  SECTION 6. Closing Documents. The Closing Documents shall
consist of the following:

                  (a) This Agreement duly executed by the Purchaser and the
Seller;

                  (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i)
the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

                  (c) An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                  (d) An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions
(as defined below) of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the
Prospectus Supplement, as of the date of the Prospectus Supplement or as of the
Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or the Seller or omitted or omit to state therein a material fact necessary in order to make the statements therein

                                       11

relating to the Mortgage Loans or the Seller, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans or the Seller, in the light of the circumstances under which they were made, not misleading. The "Specified
Portions" of the Prospectus Supplement shall consist of Annexes A-1, A-2, A-3,
A-4, A-5 and B thereto (insofar as the information contained in such annexes relates to the Mortgage Loans), the diskette which accompanies the Prospectus
Supplement (insofar as such diskette is consistent with such Annexes A-1, A-2,
A-3, A-4, A-5 and B) and the following sections of the Prospectus Supplement (to the extent they relate to the Seller or the Mortgage Loans and exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement: "Summary of
Prospectus Supplement--Relevant Parties-- Mortgage Loan Sellers," "Summary of
Prospectus Supplement--The Underlying Mortgage Loans and the Mortgaged Real
Properties," "Risk Factors--Risks Related to the Underlying Mortgage Loans," and
"Description of the Mortgage Pool." The "Specified Portions" of the Memorandum
shall consist of the Specified Portions of the Prospectus Supplement and
"Summary of the Offering Memorandum--Relevant Parties--Mortgage Loan Sellers".

                  (e) The articles of association and by-laws of the Seller, and a certificate of corporate existence issued by the Comptroller of the Currency not earlier than sixty (60) days prior to the Closing Date;

                  (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate and enforceability matters and reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the
Closing Date and addressed to the Purchaser, the Trustee, the Underwriters , the
Initial Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

                  (g) Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the sale of the Mortgage Loans by the
Seller to the Purchaser.

                  SECTION 7.        Indemnification.

                  (a) The Seller shall indemnify and hold harmless the
Purchaser, the Underwriters, the Initial Purchasers, their respective officers and directors, and each person, if any, who controls the Purchaser or any
Underwriter or Initial Purchaser within the meaning of either Section 15 of the
Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the
Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of

                                       12

or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Prospectus
Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered
Certificates, or in any revision or amendment of or supplement to any of the foregoing, (B) any items similar to Computational Materials or ABS Term Sheets forwarded by the Seller to the Initial Purchasers, or in any revision or amendment of or supplement to any of the foregoing or (C) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B) and (C) above being defined as the "Disclosure Material"), or (ii) arise out of or are based upon the omission or alleged omission to state in the Disclosure Material (in the case of Computational Materials and ABS Term Sheets, when read in conjunction with the Prospectus Supplement, in the case of items similar to Computational
Materials and ABS Term Sheets, when read in conjunction with the Memorandum, and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (C) above, when read in conjunction with the Memorandum) a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to the Disclosure Material described in clauses (A) and (B) of the definition thereof, only if and to the extent that (1) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure
Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related
Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement and the Preliminary Prospectus Supplement, including without limitation Annexes A-1,
A-2, A-3, A-4, A-5 and B thereto, the Memorandum, the Diskette, any
Computational Materials and ABS Term Sheets with respect to the Registered
Certificates and any items similar to Computational Materials and ABS Term
Sheets forwarded to prospective investors in the Non-Registered Certificates),
(2) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure
Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged
Properties and/or the Seller set forth in the Specified Portions (which shall include all statements in the sections constituting the Specified Portions that purport to summarize the terms of any intercreditor, co-lender or similar agreement relating to a Mortgage Loan, including, without limitation, those terms thereof that address servicing and administration) of each of the
Prospectus Supplement, the Preliminary Prospectus Supplement and the Memorandum,
or (3) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related
Mortgaged Properties furnished to the Purchaser, the Underwriters and/or the
Initial Purchasers by the Seller; provided that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related

                                       13

Mortgagors and/or the related Mortgaged Properties set forth in the Data File or
Annexes A-1, A-2, A-3, A-4, A-5 and B to the Prospectus Supplement or the
Preliminary Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annexes A-1, A-2, A-3, A-4, A-5 and B, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans.
Notwithstanding the foregoing, the indemnification provided in this Section 7(a)
shall not inure to the benefit of any Underwriter or Initial Purchaser (or to the benefit of any person controlling such Underwriter or Initial Purchaser)
from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if (x) the subject untrue statement or omission or alleged untrue statement or omission made in any
Disclosure Material (exclusive of the Prospectus or any corrected or amended
Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum (in either case, as corrected or amended, if applicable), as applicable, and (y) a copy of the
Prospectus or Memorandum (in either case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the written confirmation of the sale of such Certificates to such person, and
(z) in the case of a corrected or amended Prospectus or Memorandum, such
Underwriter or Initial Purchaser received written notice of such correction or amendment prior to the written confirmation of such sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.
This indemnity will be in addition to any liability which the Seller may otherwise have.

                  (b) For purposes of this Agreement, "Registration Statement"
shall mean such registration statement No. 333-108125 filed by the Purchaser on
Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus dated December 6, 2004, as supplemented by the prospectus supplement dated
December 15, 2004 (the "Prospectus Supplement" and, together with the Base
Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the prospectus supplement dated December 6, 2004 relating to the Registered
Certificates, including all annexes thereto; "Memorandum" shall mean the offering memorandum dated December 15, 2004, relating to the Non-Registered
Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-1A,
Class A-J, Class B, Class C and Class D Certificates; "Non-Registered
Certificates" shall mean the Certificates other than the Registered
Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation
Finance of the Securities and Exchange Commission (the "Commission") to Kidder,
Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder
Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public
Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17,
1995 issued by the Division of Corporation Finance of the Commission to the
Public Securities Association (the "PSA Letter" and, together with the Kidder
Letters, the "No-Action Letters"); "Diskette" shall mean the diskette or compact disc attached to each of the Prospectus and the Memorandum; and "Data File"
shall mean the compilation of information and data regarding the

                                       14

Mortgage Loans covered by the agreed upon procedures letters dated December 6,
2004 and December 15, 2004 and rendered by Ernst & Young LLP, as the case may be
(a "hard copy" of which Data File was initialed on behalf of the Seller and the
Purchaser).

                  (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party")
of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 7 (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party;
provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel selected by the indemnifying party, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the Underwriters or the Initial Purchasers, as the case may be, representing all the indemnified parties under this Section 7 who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written

                                       15

consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceedings with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceedings that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

                  (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties;
provided that no Underwriter or Initial Purchaser shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates less any damages otherwise paid by such Underwriter or Initial Purchaser with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective
Underwriters' and Initial Purchasers' obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial
Purchaser's officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

                  (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to

                                       16

the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by the
Purchaser, the Underwriters, the Initial Purchasers, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchasers, and (iii) acceptance of and payment for any of the
Certificates.

                  (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchasers and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

                  SECTION 8. Costs. The Seller shall pay (or shall reimburse the
Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the PNC Bank Mortgage Loan
Balance represents as of the Cut-off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the
Certificates; (ii) the costs and expenses of printing (or otherwise reproducing)
and delivering a preliminary and final Prospectus and Memorandum relating to the
Certificates; (iii) the initial fees, costs, and expenses of the Trustee
(including reasonable attorneys' fees); (iv) the filing fee charged by the
Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and any related Computational Materials or ABS
Term Sheets, including in respect of the cost of obtaining any "comfort letters"
with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the
Underwriters and the Initial Purchasers; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of
Leases as contemplated by Section 2 hereof with respect to such Seller's
Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

                                       17

                  SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the
Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage
Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate
Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the
Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement.

                  SECTION 10. Covenants of Purchaser. The Purchaser shall
provide the Seller with all forms of Disclosure Materials (including the final form of the Memorandum and the preliminary and final forms of the Prospectus
Supplement) promptly upon any such document becoming available.

                  SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices"
specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or

                                       18

personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  SECTION 12. Representations, Warranties and Agreements to
Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the
Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the
Trustee).

                  SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                  SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

                  SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS,
DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED
IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES
HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL
OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                  SECTION 16. Attorneys' Fees. If any legal action, suit or
proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

                  SECTION 17. Further Assurances. The Seller and the Purchaser
agree to execute and deliver such instruments and take such further actions as the other party may, from

                                       19

time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

                  SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters and the Initial Purchasers (as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This
Agreement is enforceable by the Underwriters, the Initial Purchasers and the
other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

                  SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

                  SECTION 20. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

                  SECTION 21. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's
"knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                                       20

                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                         SELLER
                                         PNC BANK, NATIONAL ASSOCIATION

                                         By:      /s/ Jeffrey E. Johnson
                                              -----------------------------
                                              Name:  Jeffrey E. Johnson
                                              Title: Senior Vice President

                                         Address for Notices:

                                         249 Fifth Avenue, One PNC Plaza
                                         Pittsburgh, Pennsylvania 15222
                                              Telecopier No.:
                                              Telephone No.:

                                         PURCHASER
                                         CITIGROUP COMMERCIAL MORTGAGE
                                          SECURITIES INC.

                                         By:      /s/ Angela Vleck
                                              -----------------------------
                                              Name:  Angela Vleck
                                              Title: Vice President

                                         Address for Notices:
                                         388 Greenwich Street
                                         New York, New York 10013
                                              Telecopier No.:  212-816-8307
                                              Telephone No.:  212-816-8087

                                   SCHEDULE I

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

                  1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

                  2. As of the date of its origination, such Mortgage Loan
         complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

                  3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such
         Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan
         Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

                  4. The proceeds of such Mortgage Loan have been fully
         disbursed (except if such Mortgage Loan is a Mortgage Loan as to which a portion of the funds disbursed are being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the Mortgagee.

                  5. Each related Mortgage Note, Mortgage, Assignment of Leases
         (if any) and other agreement executed in connection with such Mortgage
         Loan is a legal, valid and binding obligation of the related Mortgagor
         (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the
         Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity
         (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

                                      I-1

                  6. As of the date of its origination, there was no valid
         offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off
         Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

                  7. Each related assignment of Mortgage and assignment of
         Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and
         Assignment of Leases is freely assignable.

                  8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title
         Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property,
         (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the
         Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
         Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the
         Mortgaged Property or the security intended to be provided by such
         Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants
         (whether under ground leases, space leases or operating leases) at the
         Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other
         Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the
         Mortgaged Property or the security intended to be provided by such
         Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to cross-collateralized

                                      I-2

         and cross-defaulted Mortgage Loans, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

                  9. UCC Financing Statements have been filed and/or recorded
         (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel
         Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

                  10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established.
         For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

                  11. To the Seller's actual knowledge as of the Cut-off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable mortgage loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the
         Mortgage Loan and to the Seller's actual knowledge as of the Cut-off
         Date there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

                  12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan after all advances of principal (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction,

                                      I-3

         insuring the Seller, its successors and assigns, subject only to the
         Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no material claims have been made under such policy and the
         Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x)
         a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged
         Property located in a jurisdiction where such insurance is not available) (a) access to a public road (except as provided below) or
         (b) against any loss due to encroachments of any material portion of the improvements thereon.

                  13. Except as provided below, as of the date of its
         origination, all insurance coverage required under each related
         Mortgage was in full force and effect with respect to each related
         Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such
         Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the initial principal balance of the Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions, and, except if such Mortgaged Property is operated as a mobile home park, such Mortgaged Property is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a
         Mortgaged Property without any elevator, 6 months); and, except as provided below, as of the Cut-off Date, to the actual knowledge of the
         Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged
         Property is located, is in full force and effect with respect to each related Mortgaged Property; all premiums due and payable through the
         Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii)
         the reduction of the outstanding principal balance of the Mortgage
         Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The
         Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and

                                      I-4

         bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders.

                  The insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the
         Mortgagee) or such lesser period as prescribed by applicable law. Each
         Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

                  14. Except as provided below, (a) other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent institutional lenders, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the
         Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraphs of this Schedule I or in any paragraph of Schedule II, and (b) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the
         Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

                  15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage
         Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

                  16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated
         Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

                  17. Each related Mortgage does not provide for or permit,
         without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

                                      I-5

                  18. Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either
         (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections
         1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (i) as of the Testing Date, or
         (ii) as of the Closing Date. For purposes of the previous sentence, (A)
         the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1)
         such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage
         Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (2) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such
         Mortgage Loan was reasonably foreseeable. However, if the referenced
         Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The Mortgage
         Loan documents with respect to each Defeasance Loan do not allow such
         Defeasance Loan to be defeased prior to two years after the Startup
         Day.

                  19. One or more environmental site assessments, updates or transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s)
         prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any
         Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I
         Environmental Site Assessment Process Designation: E 1527-00, as
         recommended by the American Society for Testing and Materials (ASTM),
         with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i)
         an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the
         Seller for purposes of effecting same (and the borrower has covenanted in the Mortgage Loan documents to perform such work), (ii) the related borrower or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or

                                      I-6

         regulation, (iii) the borrower has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy. Annex A to this Schedule I sets forth those Mortgage Loans (if any) as to which the related borrower obtained a secured creditor impaired property policy.

                  20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

                  21. At the time of origination and, to the actual knowledge of
         Seller as of the Cut-off Date, no Mortgagor is a debtor in, and no
         Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

                  22. Each Mortgage Loan is a whole loan and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

                  23. Subject to certain exceptions, which are customarily
         acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related
         Mortgaged Property, or any controlling interest in the related
         Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death of a member, general partner or shareholder of the related Borrower and transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property
         Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interest that do not result in a change of control) or a substitution or release of collateral within the parameters of paragraph (26) below), or (b) the related Mortgaged Property is

                                      I-7

         encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

                  24. Except as set forth in the related Mortgage File, the
         terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

                  25. Except as provided below, each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

                  26. Since origination, no material portion of the related
         Mortgaged Property has been released from the lien of the related
         Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to
         Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged
         Properties) U.S. Treasury obligations sufficient to pay the Mortgage
         Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, or (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the
         Mortgage Loan or that were not allocated to any value in the underwriting during the origination of the Mortgage Loan, the terms of the related Mortgage do not provide for release of any portion of the
         Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

                  27. Except as provided below, to the Seller's actual
         knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or based upon other due diligence considered reasonable by prudent commercial conduit mortgage lenders in the area where the applicable Mortgaged Property is located, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the
         Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

                  28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan,

                                      I-8

         none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except
         Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the
         Mortgaged Property or related Mortgagor's use and operation of such
         Mortgaged Property (unless affirmatively covered by title insurance)
         and no improvements on adjoining properties encroached upon such
         Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

                  29. With respect to at least 95% of such Seller's Mortgage
         Loans (by balance) having a Cut-off Date Balance in excess of 1% of the
         Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or
         Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

                  30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the
         Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

                  31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the
         Mortgaged Property.

                  32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

                  33. The Mortgage Loan and the interest (exclusive of any
         default interest, late charges or prepayment premiums) contracted for complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

                  34. The related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each
         Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                                      I-9

                  35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

                  36. All escrow deposits and payments required pursuant to the
         Mortgage Loan as of the Closing Date required to be deposited with the
         Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

                  37. To the Seller's actual knowledge, based on the due
         diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, as of the
         Cut-off Date, the Seller has no actual knowledge that the related
         Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

                  38. The origination (or acquisition, as the case may be),
         servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all material respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

                  39. Except for Mortgagors under Mortgage Loans the Mortgaged
         Property with respect to which includes a Ground Lease, the related
         Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

                  40. Except as provided below, the Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. Furthermore, except as provided below, the Mortgage
         Loan documents for each Mortgage Loan provide that the related
         Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged
         Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage
         Loan documents.

                  41. Subject to the exceptions set forth in paragraph (5), the
         Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each
         Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

                                      I-10

                  42. With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of
         Treasury Regulations Section 1.860G-1(b)(2).

                  43. If such Mortgage Loan contains a provision for any
         defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two years after the Closing Date, and
         (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section
         1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related
         Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (ii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iii)
         assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the
         Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC
         Provisions and/or deliver a REMIC Opinion of Counsel.

                  44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related
         Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

                  45. Neither the Seller nor any affiliate thereof has any
         obligation to make any capital contributions to the Mortgagor under the
         Mortgage Loan.

                  46. None of the Mortgaged Properties are encumbered, and none of the Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the after the Cut-off Date of the related Mortgage Loan).

                                      I-11

                             ANNEX A (TO SCHEDULE I)

Loan no. 106      Belle Isle Apartments

                                      I-12

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

                  With respect to each Mortgage Loan secured by a leasehold
interest (except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

                  1. Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Closing Date and such
         Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

                  2. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

                  3. Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

                  4. To the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (a) there is no material default, and (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

                  5. The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The ground lease or ancillary agreement further provides that no notice given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

                  6. The ground lease (a) is not subject to any liens or
         encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

                  7. A mortgagee is permitted a reasonable opportunity
         (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground

                                      II-1

         lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

                  8. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date.

                  9. Under the terms of such Ground Lease, any estoppel or
         consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the
         Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

                  10. The ground lease does not impose any restrictions on
         subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

                  11. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                      II-2

                                      III-1
NY1  5639434v5

                                  SCHEDULE III

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

Representation #19

----------------------------------------------------------------------------------------------------------------------
  Loan
 Number                    Loan Name                                   Description of Exception
----------------------------------------------------------------------------------------------------------------------

106             Belle Isle Apartments             No Phase I  environmental  site  assessment  was  performed  and no
                                                  Phase I environmental report was obtained;  however,  Belle Isle is covered by a secured creditor impaired property policy.
----------------------------------------------------------------------------------------------------------------------

Representation #23

--------------- --------------------------------- --------------------------------------------------------------------
  Loan
 Number                    Loan Name                                   Description of Exception
----------------------------------------------------------------------------------------------------------------------

                                                  None of the Mortgage Loans provides for acceleration of its unpaid principal balance if, without the consent of the holder of the related Mortgage Loan, (i) a direct controlling equity interest in the related Borrower of 49% (or 50% with respect to the Douglas
                                                  Square loan) or less is transferred or sold or (ii) a direct controlling equity interest in the related Borrower of any amount is transferred by virtue of an involuntary change in ownership resulting from a death or physical or mental disability.
----------------------------------------------------------------------------------------------------------------------

                                                        III-1

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                       LOAN
CONTROL   MORTGAGE LOAN    MORTGAGE    GROUP
 NUMBER      NUMBER      LOAN SELLER  NUMBER    LOAN / PROPERTY NAME           PROPERTY ADDRESS                     CITY
--------------------------------------------------------------------------------------------------------------------------------

   12       940951069         PNC       2     The Lodge at Baybrook           19100 Glenwest Drive                 Houston
   25       940951164         PNC       1     Westwood Corporate Center II &  8603 & 8605 Westwood Center Drive    Vienna
                                              III
   28       940951130         PNC       1     California National Guard       9800 Goethe Road                     Sacramento
                                              Headquarters
   50       940951110         PNC       1     Embassy Plaza                   9110 West Dodge Road                 Omaha
   53       940951183         PNC       1     Oakbrook and Campus South       1897 Preston White Drive and 1875    Reston
                                                                              Campus Commons Drive
   55       940951094         PNC       1     Courtyard by Marriott           1605 Richard Petty Boulevard         Daytona
   58       940950927         PNC       1     Douglas Square Retail Center    1301-1667 NE Douglas Road            Lee's Summit
   65       940950639         PNC       1     New Mark Shopping Center        10203-10241 North Oak Trafficway     Kansas City
   68       940950770         PNC       1     Canyon Trails                   380, 500, And 530 N. Estrella Pkwy   Goodyear
   93       940951140         PNC       1     CVS Pharmacy                    2323 W. Illinois Avenue              Dallas
   98       940951173         PNC       1     Monticello Village              22088 W. 66th Terrace                Shawnee
  105       940951135         PNC       2     Limestone Square Apartments     128 Gazette Avenue                   Lexington
  106       940951076         PNC       2     Belle Isle Apartments           4861 North Blackwelder               Oklahoma
                                                                                                                   City

CONTROL   MORTGAGE LOAN            ZIP
 NUMBER      NUMBER      STATE    CODE
-----------------------------------------

   12       940951069      TX     77546
   25       940951164      VA     22182

   28       940951130      CA     95827

   50       940951110      NE     68114
   53       940951183      VA     20191

   55       940951094      FL     32114
   58       940950927      MO     64086
   65       940950639      MO     64155
   68       940950770      AZ     85338
   93       940951140      TX     75224
   98       940951173      KS     66226
  105       940951135      KY     40507
  106       940951076      OK     73118

                                 CROSS                                                         ADDITIONAL
               CUT-OFF DATE  COLLATERALIZED                 MASTER                              INTEREST   INTEREST RESERVE
   CONTROL      PRINCIPAL      (MORTGAGE                   SERVICING     ARD LOAN              RATE AFTER   MORTGAGE LOAN
   NUMBER        BALANCE      LOAN GROUP)  MORTGAGE RATE   FEE RATE     (YES/NO)?      ARD         ARD        (YES/NO)?
-----------------------------------------------------------------------------------------------------------------------------

     12      20,500,000.00        No          5.4900%       0.0500%                                              Yes
     25      16,400,000.00        No          5.2100%       0.1000%                                              Yes
     28      14,800,000.00        No          5.0700%       0.1000%                                              Yes
     50       9,900,000.00        No          5.2900%       0.1000%                                              Yes
     53       9,500,000.00        No          5.0300%       0.1000%                                              Yes
     55       9,100,000.00        No          5.9700%       0.1000%                                              Yes
     58       8,881,955.39        No          5.5300%       0.0500%                                              Yes
     65       8,000,000.00        No          5.4700%       0.0800%                                              Yes
     68       7,566,708.73        No          5.5000%       0.1000%                                              Yes
     93       4,874,587.84        No          5.4300%       0.0500%                                              Yes
     98       4,080,000.00        No          5.4500%       0.1200%                                              Yes
     105      2,560,000.00        No          5.5300%       0.0500%                                              Yes
     106      2,170,759.48        No          5.7100%       0.1000%                                              Yes

   CONTROL                         GRACE
   NUMBER    LOAN TYPE             PERIOD
-----------------------------------------

     12      Partial IO/Balloon       5
     25      Partial IO/Balloon       5
     28      Partial IO/Balloon       5
     50      Partial IO/Balloon       5
     53      Partial IO/Balloon       5
     55      Balloon                  5
     58      Balloon                  5
     65      Partial IO/Balloon       5
     68      Balloon                  5
     93      Balloon                  5
     98      Balloon                  5
     105     Balloon                  5
     106     Balloon                  5

                                                         A-2

                                                                                   PERIODIC    ORIGINAL      STATED      REMAINING
                                                                                  PAYMENT ON   TERM TO      ORIGINAL      TERM TO
        MORTGAGE  MORTGAGE    LOAN                                   SCHEDULED    FIRST DUE    MATURITY   AMORTIZATION    MATURITY
CONTROL   LOAN      LOAN      GROUP                                   MATURITY    DATE AFTER    / ARD         TERM         / ARD
NUMBER   NUMBER    SELLER    NUMBER      LOAN / PROPERTY NAME           DATE       CLOSING     (MONTHS)     (MONTHS)      (MONTHS)
----------------------------------------------------------------------------------------------------------------------------------

  12    940951069    PNC        2     The Lodge at Baybrook           10/01/14     96,913.75      120         360          118
  25    940951164    PNC        1     Westwood Corporate Center II &  11/01/14     73,576.78      120         360          119
                                      III
  28    940951130    PNC        1     California National Guard       11/01/09     64,614.33      60          360          59
                                      Headquarters
  50    940951110    PNC        1     Embassy Plaza                   11/01/11     45,097.25      84          360          83
  53    940951183    PNC        1     Oakbrook and Campus South       11/01/11     41,148.19      84          360          83
  55    940951094    PNC        1     Courtyard by Marriott           12/01/14     58,464.66      120         300          120
  58    940950927    PNC        1     Douglas Square Retail Center    10/01/14     50,700.87      120         360          118
  65    940950639    PNC        1     New Mark Shopping Center        12/01/14     37,682.22      120         360          120
  68    940950770    PNC        1     Canyon Trails                   11/01/14     43,010.02      120         360          119
  93    940951140    PNC        1     CVS Pharmacy                    11/01/14     27,494.16      120         360          119
  98    940951173    PNC        1     Monticello Village              01/01/15     23,037.96      120         360          120
  105   940951135    PNC        2     Limestone Square Apartments     12/01/14     14,583.62      120         360          120
  106   940951076    PNC        2     Belle Isle Apartments           10/01/14     12,637.50      120         360          118

          STATED
         REMAINING
        AMORTIZATION
CONTROL   TERM
NUMBER   (MONTHS)
-------------------

  12       360
  25       360

  28       360

  50       360
  53       360
  55       300
  58       358
  65       360
  68       359
  93       359
  98       360
  105      360
  106      358

                                                                                                           ESCROWED
                                                                   ESCROWED                 ESCROWED     REPLACEMENT   ESCROWED
                                                                    ANNUAL                 REPLACEMENT    RESERVES       TI/LC
           DEFEASANCE                                                REAL     ESCROWED      RESERVES      CURRENT       RESERVES
 CONTROL     LOAN     BORROWER'S  PROPERTY   PROPERTY   LOCKBOX     ESTATE     ANNUAL       INITIAL       ANNUAL        INITIAL
 NUMBER    (YES/NO)?   INTEREST     SIZE    SIZE TYPE  (YES/NO)?     TAXES    INSURANCE     DEPOSIT       DEPOSIT       DEPOSIT
------------------------------------------------------------------------------------------------------------------------------------

   12           No    Fee Simple        322   Units    No           509,848    80,702       475,000       80,500           NAP
   25          Yes    Fee Simple    123,516     SF     No                 0         0             0            0       200,000
   28          Yes    Fee Simple    110,500     SF     Yes,         210,837    37,605             0       22,100             0
                                                       In-Place
                                                       Hard
   50          Yes    Fee Simple    131,882     SF     Yes,         214,420    24,035             0       26,376             0
                                                       In-Place
                                                       Hard
   53          Yes    Fee Simple     85,799     SF     No           105,405    29,550             0       20,093             0
   55          Yes    Leasehold         122   Rooms    No                 0         0             0  0    (Note 4)         NAP
   58          Yes    Fee Simple     59,438     SF     No           161,040    15,518             0       22,550             0
   65          Yes    Fee Simple     74,774     SF     Yes,         109,304    30,912             0       11,216             0
                                                       Springing
                                                       Hard
   68           No    Fee Simple     34,998     SF     No            76,899    16,536             0        5,256             0
   93          Yes    Fee Simple     12,739     SF     Yes,               0         0             0            0             0
                                                       Springing
                                                       Hard
   98          Yes    Fee Simple     29,159     SF     No           133,741    13,377             0        4,380             0
   105         Yes    Fee Simple         48   Units    No             7,945    12,350        15,000       16,125           NAP
   106         Yes    Fee Simple         96   Units    No            19,413    16,765             0       26,496           NAP

         ESCROWED
           TI/LC
         RESERVES
          CURRENT
CONTROL   ANNUAL
 NUMBER   DEPOSIT
------------------

   12         NAP
   25      75,000
   28           0

   50     200,000

   53      30,000
   55         NAP
   58      15,000
   65           0

   68      24,000
   93      52,600

   98      12,000
   105        NAP
   106        NAP

                                                          A-3

                  INITIAL
                 DEFERRED          INITIAL
                MAINTENANCE      ENVIRONMENTAL    HOLDBACK
CONTROL NUMBER   DEPOSIT           DEPOSIT         RESERVE       LOC         ENVIRONMENTAL INSURANCE POLICY
------------------------------------------------------------------------------------------------------------------------------

      12                                                          No
      25                                                          No
      28                                                          No
      50                                                          No
      53                                                          No
      55                                                          No
      58         20,313           3,125                           No
      65                                                          No
      68                                                          No
      93                                                          No
      98                                                          No
      105                                                         No
      106                                                         No         Yes, environmental insurance obtained in lieu of
                                                                             Phase 1 Report

                                      A-4